PROSHARES TRUST

ProShares S&P 500 Bond ETF

Supplement dated April 11, 2018

to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of

Additional Information each dated April 11, 2018

Shares of the Fund are not currently available for purchase, and are not currently listed or trading on any stock exchange.